UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): May 6, 2008



                              SILGAN HOLDINGS INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                       N/A
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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers

On May 6, 2008, the Compensation Committee of the Board of Directors of Silgan Holdings Inc., or the Company, approved an increase in the annual base salary for Mr. Robert B. Lewis, Executive Vice President and Chief Financial Officer of the Company, to $500,000, effective June 1, 2008.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILGAN HOLDINGS INC.


                                    By:  /s/ Frank W. Hogan, III
                                         --------------------------------------
                                         Frank W. Hogan, III
                                         Senior Vice President, General Counsel
                                          and Secretary
Date:  May 9, 2008


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